                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)   May 16, 1999
                                                         ____________

                                U S WEST, Inc.
                           (Formerly "USW-C, Inc.")
            ________________________________________________________
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-14087                   84-0953188
____________________________          ___________            ___________________
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                1801 California Street, Denver, Colorado 80202
________________________________________________________________________________
(Address of Principal Executive Offices)                              (Zip Code)

      Registrant's telephone number, including area code   (303) 672-2700
                                                           ______________

                                  USW-C, Inc.
________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     As previously announced, on May 16, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing"), and U S WEST, Inc., a Delaware corporation (" U S WEST"), entered into an Agreement and Plan of Merger, dated as of May 16, 1999 (the "Merger Agreement"). A copy of a Q&A presentation, dated May 25, 1999 relating to the transactions contemplated by the Merger Agreement (the "Q&A Presentation") is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7. Exhibits.

        The following exhibit is filed as part of this Current Report on Form 8-K:

 Exhibit Number                                Exhibit
----------------                               -------

    99                                          Q&A Presentation




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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     US WEST, Inc.
                                     (Formerly "USW-C, Inc.")
                                         (Registrant)

                                    /s/  Thomas O. McGimpsey
                                    ____________________________
                                    Thomas O. McGimpsey
                                    Assistant Secretary

Date:  May 26, 1999



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                                 EXHIBIT INDEX



Exhibit No.                             Description
-----------                             -----------

   99                                   Q&A Presentation